Fees Summary	Apr. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,520.21
Total Fee Amount	6,520.21
Total Transaction Valuation	47,213,669.7
Total Offset Amount	0
Net Fee	$ 0